                                                Filed Pursuant to Rule 497(c)
                                                Registration File No.: 2-94996

                            THE HUDSON RIVER TRUST

                         Principal Office Located at
           1345 Avenue of the Americas -- New York, New York 10105

The Hudson River Trust (the "Trust") is a mutual fund, currently issuing fourteen series of shares of beneficial interest, each representing a separate investment portfolio (each a "Portfolio"). The Portfolios included in this Prospectus are: Alliance Conservative Investors, Alliance Growth Investors and Alliance Global. Shares of each Portfolio are currently divided into two classes: Class IA shares, offered hereby, and Class IB shares, offered pursuant to another prospectus.

This prospectus sets forth concisely the investment objectives and policies of the Portfolios and the information about the Trust a prospective investor should know before investing. It should be read and retained for future reference.

A Statement of Additional Information relating to Class IA shares ("SAI") dated May 1, 1998 has been filed with the Securities and Exchange Commission ("SEC"). This SAI is incorporated by reference into this prospectus and is available at no charge by writing the Trust at the above address. California residents may obtain the SAI at no charge by calling 1-800-999-3527.

                              TABLE OF CONTENTS

                                                PAGE
                                              --------
Financial Highlights.........................      2
The Trust....................................      5
Investment Objectives and Policies...........      5
Investment Techniques........................      8
Certain Investment Restrictions..............     13
Management of the Trust......................     14
Description of the Trust's Shares............     16
Dividends, Distributions and Taxes...........     18
Investment Performance.......................     18
Appendix A--Description of Bond Ratings .....    A-1
Appendix B--Performance Information..........    B-1

An investment in the Trust is not a deposit or obligation of, or guaranteed or endorsed by, any bank and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                         PROSPECTUS DATED MAY 1, 1998

-----------------------------------------------------------------------------
HRT103 (5/98) V.4  Copyright 1998 The Hudson River Trust. All rights reserved.

FINANCIAL HIGHLIGHTS

The financial information in the tables below for the fiscal years ended on or after December 31, 1993 has been audited by Price Waterhouse LLP, the Trust's independent accountants. Financial highlights for prior years have been audited by another independent accounting firm. The December 31, 1997 audited financial statements of the Trust and the "Report of Independent Accountants" appear in the SAI. The Trust's annual report, which contains additional performance information, is available without charge upon request.

                             FINANCIAL HIGHLIGHTS
                     PER SHARE INCOME AND CAPITAL CHANGES
         (FOR A CLASS IA SHARE OUTSTANDING THROUGHOUT EACH PERIOD)(c)

ALLIANCE CONSERVATIVE INVESTORS PORTFOLIO:

                                                          YEAR ENDED DECEMBER 31,
                                               ---------------------------------------------
                                                   1997       1996        1995       1994
                                                ---------   ---------  ---------   ---------
Net asset value, beginning of period (a) .....     $ 11.29    $ 11.52      $10.15     $11.12
                                                ---------- ----------  ---------- ----------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .......................        0.49       0.50        0.60       0.55
 Net realized and unrealized gain (loss) on
   investments and foreign currency
   transactions...............................        0.97       0.07        1.43      (1.00)
                                                ---------- ----------  ---------- ----------
 Total from investment operations ............        1.46       0.57        2.03      (0.45)
                                                ---------- ----------  ---------- ----------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ........       (0.49)     (0.51)      (0.59)     (0.52)
 Dividends in excess of net investment
   income.....................................          --         --          --         --
 Distributions from realized gains  ..........       (0.37)     (0.27)      (0.07)        --
 Distributions in excess of realized gains ...          --      (0.02)         --         --
                                                ---------- ----------  ---------- ----------
 Total dividends and distributions  ..........       (0.86)     (0.80)      (0.66)     (0.52)
                                                ---------- ----------  ---------- ----------
Net asset value, end of period................     $ 11.89    $ 11.29      $11.52     $10.15
                                                ========== ==========  ========== ==========
Total return (d)..............................       13.25%      5.21%      20.40%     (4.10)%
                                                ========== ==========  ========== ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's).............    $307,847   $282,402    $252,101   $173,691
Ratio of expenses to average net assets  .....        0.57%      0.61%       0.59%      0.59%
Ratio of net investment income to average net
 assets ......................................        4.17%      4.48%       5.48%      5.22%
Portfolio turnover rate.......................         206%       181%        287%       228%
Average commission rate paid (f)..............     $0.0413    $0.0488          --         --

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                                                                           OCTOBER 2,
                                                         YEAR ENDED DECEMBER 31,            1989 TO
                                               -----------------------------------------  DECEMBER 31,
                                                  1993*     1992       1991       1990        1989
                                               ---------- ---------  --------- ---------  -----------
Net asset value, beginning of period (a) .....    $  10.94   $ 11.29    $ 10.23   $ 10.26    $ 10.00
                                                ---------- ---------  --------- ---------  ---------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .......................        0.52      0.64       0.69      0.72       0.15
 Net realized and unrealized gain (loss) on
   investments and foreign currency
   transactions...............................        0.65     (0.01)      1.28     (0.09)      0.16
                                                ---------- ---------  --------- ---------  ---------
 Total from investment operations ............        1.17      0.63       1.97      0.63       0.31
                                                ---------- ---------  --------- ---------  ---------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ........       (0.50)    (0.62)     (0.66)    (0.66)     (0.05)
 Dividends in excess of net investment
   income.....................................       (0.00)       --         --        --         --
 Distributions from realized gains  ..........       (0.49)    (0.36)     (0.25)       --         --
 Distributions in excess of realized gains ...          --        --         --        --         --
                                                ---------- ---------  --------- ---------  ---------
 Total dividends and distributions  ..........       (0.99)    (0.98)     (0.91)    (0.66)     (0.05)
                                                ---------- ---------  --------- ---------  ---------
Net asset value, end of period................    $  11.12   $ 10.94    $ 11.29   $ 10.23    $ 10.26
                                                ========== =========  ========= =========  =========
Total return (d)..............................       10.76%     5.64%     19.80%     6.30%      3.10%
                                                ========== =========  ========= =========  =========

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's).............    $114,418   $70,675    $50,279   $29,971    $13,984
Ratio of expenses to average net assets  .....        0.60%     0.61%      0.64%     0.73%      0.26%
Ratio of net investment income to average net
 assets ......................................        4.49%     5.77%      6.45%     7.06%      1.54%
Portfolio turnover rate.......................         178%      136%       171%       88%         0%
Average commission rate paid (f)..............          --        --         --        --         --

------------

Footnotes appear on page 4.

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The Hudson River Trust                2

ALLIANCE GROWTH INVESTORS PORTFOLIO:              YEAR ENDED DECEMBER 31,
                                           --------------------------------------
                                                    1997         1996     1995
                                            -----------   -----------  ---------
Net asset value, beginning of period (a) .       $ 17.20      $ 17.68      $14.66
                                            ------------ ------------  ----------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income  ..................          0.41         0.40        0.57
 Net realized and unrealized gain (loss)
   on investments and foreign currency
   transactions ..........................          2.43         1.66        3.24
                                            ------------ ------------  ----------
 Total from investment operations ........          2.84         2.06        3.81
                                            ------------ ------------  ----------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ....         (0.46)       (0.40)      (0.54)
 Dividends in excess of net investment
   income.................................            --        (0.03)      (0.01)
 Distributions from realized gains  ......         (1.03)       (2.10)      (0.24)
 Distributions in excess of realized
   gains..................................            --        (0.01)         --
                                            ------------ ------------  ----------
 Total dividends and distributions  ......         (1.49)       (2.54)      (0.79)
                                            ------------ ------------  ----------
Net asset value, end of period............       $ 18.55      $ 17.20      $17.68
                                            ============ ============  ==========
Total return (d) .........................         16.87%       12.61%      26.37%
                                            ============ ============  ==========
RATIOS/SUPPLEMENTAL DATA:
Net asset, end of period (000's)..........    $1,630,389   $1,301,643    $896,134
Ratio of expenses to average net assets  .          0.57%        0.57%       0.56%
Ratio of net investment income to average
 net assets ..............................          2.18%        2.31%       3.43%
Portfolio turnover rate...................           121%         190%        107%
Average commission rate paid (f)..........       $0.0460      $0.0495          --

                     (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                                                                                   OCTOBER 2,
                                                              YEAR ENDED DECEMBER 31,               1989 TO
                                           ------------------------------------------------------ DECEMBER 31,
                                              1994       1993*       1992       1991      1990       1989
                                           ---------- ----------  ---------- ---------  --------- -----------
Net asset value, beginning of period (a) .   $  15.61   $  14.69    $  15.17   $ 11.03    $ 10.33     $10.00
                                           ---------- ----------  ---------- ---------  ---------   --------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income  ..................       0.50       0.43        0.44      0.41       0.44       0.11
 Net realized and unrealized gain (loss)
   on investments and foreign currency
   transactions ..........................      (0.98)      1.79        0.28      4.93       0.64       0.29
                                           ---------- ----------  ---------- ---------  ---------   --------
 Total from investment operations ........      (0.48)      2.22        0.72      5.34       1.08       0.40
                                           ---------- ----------  ---------- ---------  ---------   --------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ....      (0.46)     (0.42)      (0.41)    (0.37)     (0.38)     (0.06)
 Dividends in excess of net investment
   income.................................      (0.01)        --          --        --         --         --
 Distributions from realized gains  ......         --      (0.88)      (0.79)    (0.83)        --      (0.01)
 Distributions in excess of realized
   gains..................................         --         --          --        --         --         --
                                           ---------- ----------  ---------- ---------  ---------   --------
 Total dividends and distributions  ......      (0.47)     (1.30)      (1.20)    (1.20)     (0.38)     (0.07)
                                           ---------- ----------  ---------- ---------  ---------   --------
Net asset value, end of period............   $  14.66   $  15.61    $  14.69   $ 15.17    $ 11.03     $10.33
                                           ========== ==========  ========== =========  =========   ========
Total return (d) ........................       (3.15)%    15.26%       4.85%    48.83%     10.70%      4.00%
                                           ========== ==========  ========== =========  =========   ========
RATIOS/SUPPLEMENTAL DATA:
Net asset, end of period (000's)..........   $492,478   $278,467    $148,650   $84,338    $24,539     $6,018
Ratio of expenses to average net assets  .       0.59%      0.62%       0.60%     0.66%      0.78%      0.29%
Ratio of net investment income to average
 net assets ..............................       3.32%      2.71%       3.00%     3.03%      4.11%      1.01%
Portfolio turnover rate...................        131%       118%        129%      139%        92%         6%
Average commission rate paid (f)..........         --         --          --        --         --         --

ALLIANCE GLOBAL PORTFOLIO (g):

                                                 YEAR ENDED DECEMBER 31,
                                    -------------------------------------------------
                                       1997       1996      1995     1994      1993*
                                    ----------  --------  -------- --------  --------
Net asset value, beginning of
 period (a).......................      $16.92    $15.74    $13.87   $13.62    $11.41
                                    ----------  --------  -------- --------  --------
 INCOME FROM INVESTMENT
   OPERATIONS:
 Net investment income ...........        0.17      0.21      0.26     0.20      0.08
 Net realized and unrealized gain
   (loss) on investments and
   foreign currency transactions..        1.75      2.05      2.32     0.52      3.58
                                    ----------  --------  -------- --------  --------
 Total from investment
   operations.....................        1.92      2.26      2.58     0.72      3.66
                                    ----------  --------  -------- --------  --------
 LESS DISTRIBUTIONS:
 Dividends from net investment
   income.........................       (0.36)    (0.21)    (0.25)   (0.17)    (0.15)
 Dividends in excess of net
   investment income..............          --     (0.08)       --       --        --
 Distributions from realized
   gains..........................       (1.19)    (0.79)    (0.42)   (0.28)    (1.30)
 Distributions in excess of
   realized gains.................          --        --     (0.03)   (0.00)    (0.00)
 Tax return of capital
   distributions .................          --     (0.00)    (0.01)   (0.02)       --
                                    ----------  --------  -------- --------  --------
 Total dividends and
   distributions..................       (1.55)    (1.08)    (0.71)   (0.47)    (1.45)
                                    ----------  --------  -------- --------  --------
Net asset value, end of period ...      $17.29    $16.92    $15.74   $13.87    $13.62
                                    ==========  ========  ======== ========  ========
Total return (d) .................       11.66%    14.60%    18.81%    5.23%    32.09%
                                    ==========  ========  ======== ========  ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) .........................  $1,203,867  $997,041  $686,140 $421,698  $141,257
Ratio of expenses to average net
 assets ..........................        0.69%     0.60%     0.61%    0.69%     0.84%
Ratio of net investment income to
 average net assets ..............        0.97%     1.28%     1.76%    1.41%     0.62%
Portfolio turnover rate...........          57%       59%       67%      71%      150%
Average commission rate paid (f) .     $0.0412   $0.0418        --       --        --

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)


                                            YEAR ENDED DECEMBER 31,
                                   ------------------------------------------
                                     1992     1991     1990     1989    1988
                                   -------  -------  -------  -------  ------
Net asset value, beginning of
 period (a)....................... $ 11.64  $  9.76  $ 10.74  $  9.57  $ 8.67
                                   -------  -------  -------  -------  ------
 INCOME FROM INVESTMENT
   OPERATIONS:
 Net investment income ...........    0.14     0.22     0.38     0.17    0.13
 Net realized and unrealized gain
   (loss) on investments and
   foreign currency transactions..   (0.20)    2.74    (1.03)    2.38    0.82
                                   -------  -------  -------  -------  ------
 Total from investment
   operations.....................   (0.06)    2.96    (0.65)    2.55    0.95
                                   -------  -------  -------  -------  ------
 LESS DISTRIBUTIONS:
 Dividends from net investment
   income.........................   (0.11)   (0.23)   (0.33)   (0.14)  (0.05)
 Dividends in excess of net
   investment income..............      --       --       --       --      --
 Distributions from realized
   gains..........................   (0.06)   (0.85)      --    (1.24)     --
 Distributions in excess of
   realized gains.................      --       --       --       --      --
 Tax return of capital
   distributions .................      --       --       --       --      --
                                   -------  -------  -------  -------  ------
 Total dividends and
   distributions..................   (0.17)   (1.08)   (0.33)   (1.38)  (0.05)
                                   -------  -------  -------  -------  ------
Net asset value, end of period ... $ 11.41  $ 11.64  $  9.76  $ 10.74  $ 9.57
                                   =======  =======  =======  =======  ======
Total return (d) .................   (0.50)%  30.54%   (6.06)%  26.73%  10.88%
                                   =======  =======  =======  =======  ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) .........................  $49,171 $39,487  $24,097 $15,409  $9,212
Ratio of expenses to average net
 assets ..........................     0.70%   0.75%    0.75%   0.80 %  1.06%
Ratio of net investment income to
 average net assets ..............     1.20%   1.94%    3.67%   1.49 %  1.30%
Portfolio turnover rate...........      216%    267%     502%    399 %   235%
Average commission rate paid (f) .       --      --       --      --      --

------------
Footnotes appear on page 4.

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                                 3                       The Hudson River Trust

------------

FOOTNOTES TO FINANCIAL HIGHLIGHTS
* Prior to July 22, 1993, Equitable Capital Management Corporation ("Equitable Capital") served as the investment adviser to the Trust. On July 22, 1993, Alliance Capital Management L.P. ("Alliance") acquired the business and substantially all of the assets of Equitable Capital and became the investment adviser to the Trust.
(a) Date as of which funds were first allocated to the Portfolios are as follows:
       Alliance Global Portfolio -- August 27, 1987
       Alliance Conservative Investors Portfolio -- October 2, 1989
       Alliance Growth Investors Portfolio -- October 2, 1989
(b)    Annualized.
(c) Net investment income and capital changes per share are based upon monthly average shares outstanding.
(d) Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.
(f) For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose its average commission rate paid per share for equity security trades on which commissions are charged.
(g) On December 16, 1992, the Trust's Board of Trustees declared a 10-for-1 stock split of the outstanding shares of the Alliance Global Portfolio (the "Split Portfolio"). The split was effected on January 1, 1993 for shareholders of record on that date. Consequently, the information presented in the tables above for each Split Portfolio share outstanding throughout each period (other than the periods ended prior to January 1, 1993), and the shares outstanding at the end of such periods presented for the Split Portfolio, has been restated.

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The Hudson River Trust                4

THE TRUST

The Trust is an open-end management investment company under the Investment Company Act of 1940 (the "Investment Company Act"). As a "series" investment company, the Trust issues shares of beneficial interest that are currently divided into fourteen Portfolios, although the Trust may, from time to time, establish additional Portfolios. Each Portfolio is a separate diversified series of the Trust, and the Trust's assets and liabilities are divided among the Portfolios. Originally organized as a Maryland corporation which commenced operations on March 22, 1985, the Trust was reorganized as a Massachusetts business trust on July 10, 1987.

Shares of each Portfolio are currently divided into two classes: Class IA shares are offered pursuant to this prospectus at net asset value and are not subject to fees imposed pursuant to a distribution plan. Class IB shares are offered pursuant to another prospectus at net asset value and are subject to distribution fees imposed pursuant to a distribution plan (the "Distribution Plan") adopted under Rule 12b-1 under the Investment Company Act. Class IB shares are sold to an insurance company separate account of Equitable. Inquiries regarding Class IB shares should be addressed to Equitable, Income Management Group, at 200 Plaza Drive, Secaucus, NJ 07096 (toll-free:
1-800-789-7771).

The two classes of shares are offered under the Trust's multiple class distribution system approved by the Trust's Board of Trustees, and are designed to allow promotion of insurance products investing in the Trust through alternative distribution channels. Under the Trust's multi-class system, shares of each class of a Portfolio represent an equal pro rata interest in the assets of that Portfolio and, generally, have identical voting, dividend, liquidation, and other rights, other than with respect to the payment of distribution fees under the Distribution Plan.

The Trust's shares are sold only to separate accounts of insurance companies in connection with variable life insurance contracts and variable annuity certificates and contracts (collectively, the "Contracts") issued by The Equitable Life Assurance Society of the United States ("Equitable") and certain insurance companies unaffiliated with Equitable. Equitable was the record owner of approximately 99.7% and 100% of the Trust's Class IA and Class IB shares, respectively, as of March 31, 1998, and consequently may be deemed to control the Trust.

The Trust does not currently foresee any disadvantages to policy owners arising from offering the Trust's shares to separate accounts of insurance companies that are unaffiliated with each other; however, it is theoretically possible that the interests of owners of various policies participating in the Trust through their separate accounts might at some time be in conflict. In the case of a material irreconcilable conflict, one or more separate accounts might withdraw their investments in the Trust, which could force the Trust to sell portfolio securities at disadvantageous prices.

INVESTMENT OBJECTIVES AND POLICIES

FUNDAMENTAL INVESTMENT OBJECTIVES

The following investment objectives of each Portfolio are fundamental and, unless permitted by law, will not be changed without a vote of the holders of the majority of the voting securities of that Portfolio. There can, of course, be no assurance that a Portfolio will achieve its investment objective.

  o The Alliance Conservative Investors Portfolio's fundamental investment objective is to achieve a high total return without, in the investment adviser's opinion, undue risk to principal. It will pursue this objective by investing in a diversified mix of publicly traded equity and debt securities.

  o The Alliance Growth Investors Portfolio's fundamental investment objective is to achieve the highest total return consistent with the investment adviser's determination of reasonable risk. It will pursue this objective by investing in a diversified mix of publicly traded equity and fixed income securities, including at times common stocks issued by intermediate and small-sized companies and at times lower quality fixed income securities commonly known as "junk bonds."

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                                5                        The Hudson River Trust

  o The Alliance Global Portfolio's fundamental investment objective is to achieve long-term growth of capital. The Alliance Global Portfolio will pursue this objective by investing primarily in equity securities of non-U.S. companies as well as U.S. issuers.

INVESTMENT POLICIES

The following investment policies and restrictions, unless otherwise noted, are not fundamental policies of the Portfolios. They may be changed by the Board of Trustees without a shareholder vote, except as otherwise stated in this Prospectus or in the SAI.

THE ASSET ALLOCATION SERIES

The Alliance Conservative Investors Portfolio and the Alliance Growth Investors Portfolio are part of the Asset Allocation Series. These Portfolios invest in a variety of fixed income and equity securities, each pursuant to a different asset allocation strategy, as described below. The term "asset allocation" is used to describe the process of shifting assets among discrete categories of investments in an effort to reduce risk while producing desired return objectives. Portfolio management, therefore, will consist not only of selecting specific securities but also of setting, monitoring and changing, when necessary, the asset mix.

Each Portfolio has been designed with a view toward a different "investor profile." The "conservative investor" has a relatively short-term investment bias, either because of a limited tolerance for market volatility or a short investment horizon. This investor is averse to taking risks that may result in principal loss, even though such aversion may reduce the potential for higher long-term gains and result in lower performance during periods of equity market strength. Consequently, the asset mix for the Alliance Conservative Investors Portfolio attempts to reduce volatility while providing modest upside potential. The "growth investor" has a longer-term investment horizon and is therefore willing to take more risks in an attempt to achieve long-term growth of principal. This investor wishes, in effect, to be risk conscious without being risk averse. The asset mix for the Alliance Growth Investors Portfolio attempts to provide for upside potential without excessive volatility.

Alliance Capital Management L.P., the Trust's investment adviser ("Alliance"), has established an asset allocation committee (the "Committee"), all the members of which are employees of Alliance, which is responsible for setting and continually reviewing the asset mix ranges of each Portfolio. The Committee meets at least twice each month. Under normal market conditions, the Committee is expected to change allocation ranges approximately three to five times per year. However, the Committee has broad latitude to establish the frequency, as well as the magnitude, of allocation changes within the guidelines established for each Portfolio. During periods of severe market disruption, allocation ranges may change frequently. It is also possible that in periods of stable and consistent outlook no change will be made. The Committee's decisions are based on a variety of factors, including liquidity, portfolio size, tax consequences and general market conditions, always within the context of the appropriate investor profile for each Portfolio. Consequently, asset mix decisions for the Alliance Conservative Investors Portfolio particularly emphasize risk assessment of each asset class viewed over the shorter term, while decisions for the Alliance Growth Investors Portfolio are principally based on the longer term total return potential for each asset class.

When the Committee establishes a new allocation range for a Portfolio, it also prescribes the length of time during which that Portfolio should achieve an asset mix within the new range. To achieve a new asset mix, the Portfolios look first to available cash flow. If it appears that cash flow will, in the opinion of Alliance, be insufficient to achieve the desired asset mix, the Portfolios will sell securities and reinvest the proceeds in the appropriate asset class.

The Asset Allocation Series Portfolios are permitted to use a variety of hedging techniques to attempt to control stock market, interest rate and currency risks. Each of the Portfolios in the Asset Allocation Series may make loans of up to 50% of its total portfolio securities. Each of the Portfolios in the Asset Allocation Series may write covered call and put options and may purchase call and put options on all the types of securities in which it may invest, as well as securities indexes and foreign currencies. Each Portfolio may also purchase and sell stock index, interest rate and foreign currency futures contracts and options thereon, as well as forward foreign currency exchange contracts. See "Investment Techniques--Forward Foreign Currency Exchange Contracts," below.

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Risk Factors. In addition to the risk factors associated with the securities in which the Portfolios in the Asset Allocation Series may invest, these Portfolios bear the risk that Alliance will not accurately assess and respond to changing market conditions. While Alliance has established the Committee to help it anticipate and respond positively to changes in market conditions, there can be no assurance that this goal will be achieved. Furthermore, these Portfolios may incur additional operating expenses during periods of frequently changing asset mix ranges.

ALLIANCE CONSERVATIVE INVESTORS PORTFOLIO--INVESTMENT POLICIES

The Alliance Conservative Investors Portfolio attempts to achieve its investment objective by allocating varying portions of its assets to high quality, publicly traded fixed income securities (including money market instruments and cash) and publicly traded common stocks and other equity securities of U.S. and non-U.S. issuers. All fixed income securities held by the Portfolio will be of investment grade. This means that they will be in one of the top four rating categories assigned by Standard & Poor's ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The Portfolio may invest in equity securities including common stocks and convertible debt securities. No more than 15% of the Portfolio's assets will be invested in securities of non-U.S. issuers. See "Investment Techniques--Foreign Securities and Currencies," below.

The Portfolio will at all times hold at least 40% of its assets in investment grade fixed income securities, each having a duration, as determined by Alliance, that is less than that of a 10-year Treasury bond (the "Fixed Income Core"). Duration is a measure that relates the price volatility of a bond to changes in interest rates. The duration of a bond is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. In some cases, Alliance's calculation of duration will be based on certain assumptions (including assumptions regarding prepayment rates, in the case of mortgage-backed or asset-backed securities, and foreign and domestic interest rates). As of December 31, 1997, the duration of a 10-year Treasury bond was considered by Alliance to be 7.3 years.

The Portfolio is generally expected to hold approximately 70% of its assets in fixed income securities (including the Fixed Income Core) and 30% in equity securities. Actual asset mixes will be adjusted in response to economic and credit market cycles. The fixed income asset class will always comprise at least 50%, but never more than 90%, of the Portfolio's total assets. The equity class will always comprise at least 10%, but never more than 50%, of the Portfolio's total assets.

ALLIANCE GROWTH INVESTORS PORTFOLIO--INVESTMENT POLICIES

The Alliance Growth Investors Portfolio attempts to achieve its investment objective by allocating varying portions of its assets to a number of asset classes. Equity investments will include both exchange-traded and over-the-counter common stocks and equity-type securities, which may include preferred stock and convertible securities, and may include securities issued by intermediate-and small-sized companies that, in the opinion of Alliance, have favorable growth prospects. More risk is associated with investment in intermediate and small-sized companies because they are often dependent on limited product lines, financial resources or management groups. They may be more vulnerable to competition from larger companies with greater resources and to economic conditions affecting their market sector. Intermediate-and small-sized companies may be new, without long business or management histories, and perceived by the market as unproven. Their securities may be held primarily by insiders or institutional investors, and may trade infrequently or in limited volume. The prices of these stocks often fluctuate more than those of larger, more established companies. Fixed income investments will include investment grade fixed income securities (including cash and money market instruments) as well as securities that have a high current yield and that are either rated in the lower categories by nationally recognized statistical rating organizations ("NRSROs") (i.e., Baa or lower by Moody's or BBB or lower by S&P) or are unrated. For a discussion of the risks associated with investment in these higher yielding securities, see "Investment Techniques--Fixed Income Securities"; and "Investment Techniques--

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                                7                        The Hudson River Trust

Risk Factors of Lower Rated Fixed Income Securities," below. For the fiscal year ended December 31, 1997, approximately 19% of the Portfolio was invested in fixed income securities. No more than 30% of the Portfolio's assets will be invested in securities of non-U.S. issuers. See "Investment
Techniques--Foreign Securities and Currencies," below.

The Portfolio will at all times hold at least 40% of its assets in publicly traded common stocks and other equity securities, including preferred stocks and convertible debt securities (the "Equity Core"). The Portfolio is generally expected to hold approximately 70% of its assets in equity securities (including the Equity Core) and 30% in fixed income securities. Actual asset mixes will be adjusted in response to economic and credit market cycles. The fixed income asset class will always comprise at least 10%, but never more than 60%, of the Portfolio's total assets. The equity class will always comprise at least 40%, but never more than 90%, of the Portfolio's total assets.

ALLIANCE GLOBAL PORTFOLIO--INVESTMENT POLICIES

The Alliance Global Portfolio attempts to achieve its objective by investing primarily in a diversified portfolio of equity securities selected principally to permit participation in established non-U.S. companies that, in the opinion of Alliance, have prospects for growth, as well as in securities issued by United States companies. These non-U.S. companies may have operations in the United States, in their country of incorporation or in other countries. The Alliance Global Portfolio intends to diversify investments among several countries and to have represented in the Portfolio business activities in not less than three different countries (including the United States). For temporary or defensive purposes, the Alliance Global Portfolio may at times invest substantially all of its assets in securities issued by U.S. companies or in cash or cash equivalents, including money market instruments issued by foreign entities.

The Alliance Global Portfolio may invest in any type of security including, but not limited to, shares, preferred or common, as well as shares of mutual funds which invest in foreign securities, bonds and other evidences of indebtedness, and other securities of issuers wherever organized and governments and their political subdivisions. Although no particular proportion of stocks, bonds or other securities is required to be maintained, the Alliance Global Portfolio intends under normal conditions to invest in equity securities. The Portfolio may make secured loans of up to 50% of its total portfolio securities. See "Investment Techniques--Securities Lending," below. The Alliance Global Portfolio may write covered call and put options and may purchase call and put options on individual equity securities, securities indexes, and foreign currencies. The Alliance Global Portfolio may also purchase and sell stock index, foreign currency and interest rate futures contracts and options on such contracts, as well as forward foreign currency exchange contracts. See "Investment Techniques--Options," "Investment Techniques--Forward Foreign Currency Exchange Contracts," "Investment Techniques--Futures," and "Investment Techniques--Risk Factors in Options and Futures," below.

Risk Factors. For a discussion of the risks associated with investments in foreign securities, see "Investment Techniques--Foreign Securities and Currencies," below.

INVESTMENT TECHNIQUES

The Portfolios have the flexibility to invest, within limits, in a variety of instruments designed to enhance their investment capabilities. All of the Portfolios may make investments in repurchase agreements, and all of the Portfolios may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. The Portfolios may write (i.e., sell) covered put and call options and buy put and call options on securities and securities indexes. The Portfolios may also write covered put and call options and buy put and call options on foreign currencies. The Alliance Conservative Investors and Alliance Growth Investors Portfolios may buy and sell exchange-traded financial futures contracts, and options thereon. A brief description of certain of these investment instruments and their risks appears below. More detailed information is to be found in the SAI.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

The Portfolios may invest in mortgage-backed securities, which are mortgage loans made by banks, savings and loan institutions and other lenders that are assembled into pools, that are (i) issued by an

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
agency of the U.S. Government (such as The Government National Mortgage Association ("GNMA")) whose securities are guaranteed by the U.S. Treasury,
(ii) issued by an instrumentality of the U.S. Government (such as The Federal National Mortgage Association ("FNMA")) whose securities are supported by the instrumentality's right to borrow from the U.S. Treasury, at the discretion of the U.S. Treasury, though not backed by the full faith and credit of the U.S. Government itself, or (iii) collateralized by U.S. Treasury obligations or U.S. Government agency securities. Interests in such pools are described in this prospectus as mortgage-backed securities. The Portfolios may invest in (i) mortgage-backed securities, including GNMA, FNMA and The Federal Home Loan Mortgage Corporation ("FHLMC") certificates, (ii) collateralized mortgage obligations ("CMOs") that are issued by non-governmental entities and collateralized by U.S. Treasury obligations or by U.S. Government agency or instrumentality securities, (iii) real estate mortgage investment conduits ("REMICs") and (iv) other asset-backed securities. Other asset-backed securities (unrelated to mortgage loans) may include securities such as certificates for automobile receivables ("CARS") and credit card receivable securities ("CARDS") as well as other asset-backed securities that may be developed in the future.

The rate of return on mortgage-backed securities, such as GNMA, FNMA and FHLMC certificates and CMOs, and, to a lesser extent, asset-backed securities may be affected by early prepayment of principal on the underlying loans or receivables. Prepayment rates vary widely and may be affected by changes in market interest rates. It is not possible to predict with certainty the average life of a particular mortgage pool or pool of loans or receivables. Reinvestment of principal may occur at higher or lower rates than the original yield. Therefore, the actual maturity and realized yield on mortgage-backed securities and, to a lesser extent, asset-backed securities will vary based upon the prepayment experience of the underlying pool of mortgages or pool of loans or receivables.

The Portfolios may also invest in floating or variable rate mortgage-backed and asset-backed securities on the same terms as they may invest in floating or variable rate notes, described below under "Certain Money Market Instruments."

CERTAIN MONEY MARKET INSTRUMENTS

All of the Portfolios may invest in money market instruments, including certificates of deposit, time deposits, bankers' acceptances, bank notes and other short-term debt obligations issued by commercial banks or savings and loan associations ("S&Ls"). Certificates of deposit are receipts from a bank or an S&L for funds deposited for a specified period of time at a specified rate of return. Time deposits in banks or S&Ls are generally similar to certificates of deposit, but are uncertificated. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions.

The Portfolios may also invest in commercial paper, meaning short-term, unsecured promissory notes issued by corporations to finance their short-term credit needs. In addition, these Portfolios may invest in variable or floating rate notes. Variable and floating rate notes provide for automatic establishment of a new interest rate at fixed periodic intervals (e.g., daily or monthly) or whenever some specified interest rate changes. The interest rate on variable or floating rate securities is ordinarily determined by reference to some other objective measure such as the U.S. Treasury bill rate. Many floating rate notes have put or demand features which allow the holder to put the note back to the issuer or the broker who sold it at certain specified times and upon notice. Floating rate notes without such a put or demand feature, or in which the notice period is greater than seven days, may be considered illiquid securities.

FIXED INCOME SECURITIES

Fixed income securities include preferred and preference stocks and all types of debt obligations of both domestic and foreign issuers (such as bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper, mortgage-backed securities and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

Corporate debt securities may bear fixed, contingent or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a

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                                9                        The Hudson River Trust
different issuer or participation based on revenues, sales or profits or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

RISK FACTORS OF LOWER RATED FIXED INCOME SECURITIES

Fixed income investments that have a high current yield and that are either rated in the lower categories by nationally recognized statistical rating organizations ("NRSROs") (i.e., Baa or lower by Moody's or BBB or lower by S&P) or are unrated but of comparable quality are known as "junk bonds" and are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Because investment in medium and lower quality bonds involves greater investment risk, achievement of a Portfolio's investment objective will be more dependent on Alliance's analysis than would be the case if that Portfolio were investing in higher quality bonds. Medium and lower quality bonds may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds. For example, a projected economic downturn or the possibility of an increase in interest rates could cause a decline in high yield bond prices because such an event might lessen the ability of highly leveraged high yield issuers to meet their principal and interest payment obligations, meet projected business goals or obtain additional financing. In addition, the secondary trading market for medium and lower quality bonds may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult for the Portfolio to value accurately certain portfolio securities. Further, as with many corporate bonds (including investment grade issues), there is the risk that certain high yield bonds containing redemption or call provisions may be called by the issuers of such bonds in a declining interest rate market, and the relevant Portfolio would then have to replace such called bonds with lower yielding bonds, thereby decreasing the net investment income to the Portfolio. Prepayment of mortgages underlying mortgage-backed securities, even though these securities will generally be rated in the higher categories of NRSROs, may also reduce their current yield and total return. However, Alliance intends to invest in these securities only when the potential benefits to a Portfolio are deemed to outweigh the risks.

REPURCHASE AGREEMENTS

In repurchase agreements, a Portfolio buys securities from a seller, usually a bank or brokerage firm, with the understanding that the seller will repurchase the securities at a higher price at a future date. During the term of the repurchase agreement, the Portfolio's custodian retains the securities subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors on a daily basis the market value of the securities subject to the agreement and requires the seller to deposit with the Portfolio's custodian collateral equal to any amount by which the market value of the securities subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. The creditworthiness of sellers is determined by Alliance, subject to the direction of and review by the Board of Trustees. Such transactions afford an opportunity for the Portfolio to earn a fixed rate of return on available cash at minimal market risk, although the Portfolio may be subject to various delays and risks of loss if the seller is unable to meet its obligation to repurchase. The staff of the SEC currently takes the position that repurchase agreements maturing in more than seven days are illiquid securities. No Portfolio will enter into a repurchase agreement if as a result more than 15% of the Portfolio's net assets would be invested in "illiquid securities."

FORWARD COMMITMENTS AND WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

The Portfolios may enter into forward commitments for the purchase or sale of securities and may purchase and sell securities on a when-issued or delayed delivery basis. Forward commitments and when-issued or delayed delivery transactions arise when securities are purchased or sold by a Portfolio with payment and delivery taking place in the future in order to secure what Alliance considers to be an advantageous price or yield to the Portfolio at the time of entering into the transaction. However, the market value of such securities may be more or less than the purchase price payable at settlement. No payment or delivery is made by the Portfolio until it receives delivery or payment from the other party to the transaction. When a Portfolio engages in forward commitments or when-issued or delayed delivery

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
transactions, the Portfolio relies on the other party to consummate the transaction. Failure to consummate the transaction may result in the Portfolio missing the opportunity of obtaining an advantageous price or yield. Forward commitments and when-issued and delayed delivery transactions are generally expected to settle within four months from the date the transactions are entered into, although the Portfolio may close out its position prior to the settlement date. The Portfolio's custodian will maintain, in a segregated account of the Portfolio, liquid assets having a value equal to or greater than the Portfolio's purchase commitments; the custodian will likewise segregate securities sold under a forward commitment or on a delayed delivery basis. A Portfolio will sell on a forward settlement basis only securities it owns or has the right to acquire.

OPTIONS

The Portfolios may write (sell) covered put and call options and buy put and call options, including options relating to individual securities and securities indexes. The Portfolios may also write covered put and call options and buy put and call options on foreign currencies.

A call option is a contract that gives to the holder the right to buy a specified amount of the underlying security at a fixed or determinable price (called the exercise or strike price) upon exercise of the option. A put option is a contract that gives the holder the right to sell a specified amount of the underlying security at a fixed or determinable price upon exercise of the option. In the case of index options, exercises are settled through the payment of cash rather than the delivery of property. A call option on a security will be considered covered, for example, if the Portfolio holds the security upon which the option is written. The Portfolios may write call options on securities or securities indexes for the purpose of increasing their return or to provide a partial hedge against a decline in the value of their portfolio securities or both. The Portfolios may write put options on securities or securities indexes in order to earn additional income or (in the case of put options written on individual securities) to purchase the underlying security at a price below the current market price. If a Portfolio writes an option which expires unexercised or is closed out by the Portfolio at a profit, it will retain all or part of the premium received for the option, which will increase its gross income. If the option is exercised, the Portfolio will be required to sell or purchase the underlying security at a disadvantageous price, or, in the case of index options, deliver an amount of cash, which loss may only be partially offset by the amount of premium received. Each of the Portfolios noted above may also purchase put or call options on securities and securities indexes in order to hedge against changes in interest rates or stock prices which may adversely affect the prices of securities that the Portfolio wants to purchase at a later date, to hedge its existing investments against a decline in value, or to attempt to reduce the risk of missing a market or industry segment advance. In the event that the expected changes in interest rates or stock prices occur, the Portfolio may be able to offset the resulting adverse effect on the Portfolio by exercising or selling the options purchased. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise or liquidation of the option. Unless the price of the underlying security or level of the securities index changes by an amount in excess of the premium paid, the option may expire without value to the Portfolio. See "Risk Factors in Options and Futures," below.

Options purchased or written by the Portfolios may be traded on the national securities exchanges or negotiated with a dealer. Options traded in the over-the-counter market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, such options are subject to the risk that the counterparty may fail to meet its obligations to the Fund, and it may be difficult to enter into closing transactions with respect to such options. Such options, and the securities used as "cover" for such options, may be considered illiquid securities.

In instances in which a Portfolio has entered into agreements with primary dealers with respect to the over-the-counter options it has written, and such agreements would enable the Portfolio to have an absolute right to repurchase at a pre-established formula price the over-the-counter option written by it, the Portfolio would treat as illiquid securities only the amount equal to the formula price described above less the amount by which the option is "in-the-money," i.e., the amount by which the price of the option exceeds the exercise price.

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                                11                       The Hudson River Trust


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The Portfolios may purchase put and call options and write covered put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. Such investment strategies will be used as a hedge and not for speculation. As in the case of other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Portfolio's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies may be traded on the national securities exchanges or in the over-the-counter market. As described above, options traded in the over-the-counter market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, such options are subject to the risk that the counterparty may fail to meet its obligations to the Fund, and it may be difficult to enter into closing transactions with respect to options traded over-the-counter.

FUTURES

The Portfolios may each purchase and sell futures contracts and related options on debt securities and on indexes of debt securities to hedge against anticipated changes in interest rates that might otherwise have an adverse effect on the value of their assets or assets they intend to acquire. In addition, each Portfolio listed above may purchase and sell stock index futures contracts and related options to hedge the equity portion of its assets or equity assets it intends to acquire with regard to market risk (as distinguished from stock-specific risk). As described below under "Foreign Securities and Currencies," the Portfolios may each enter into futures contracts and related options on foreign currencies in order to limit its exchange rate risk. All futures contracts and related options will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). All of the Portfolios may enter into futures contracts and buy and sell related options without limitation, except as noted below. Pursuant to regulations of the CFTC which provide an exemption from registration as a commodity pool operator, a Portfolio will not purchase or sell futures contracts or options on futures contracts unless either (i) the futures contracts or options thereon are for "bona fide hedging" purposes (as that term is defined under the CFTC regulations) or (ii) the sum of amounts of initial margin deposits and premiums required to establish non-hedging positions would not exceed 5% of the Portfolio's liquidation value. When a Portfolio purchases or sells a futures contract or writes a put or call option on a futures contract, the Portfolio will segregate with its custodian liquid assets (less any related margin deposits) equal to the cost of the futures contract it intends to sell or purchase to insure that such futures positions are not leveraged, or may otherwise cover such positions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

All the Portfolios may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time of the contract.

Generally, such forward contracts will be for a period of less than three months. The Portfolios will enter into forward contracts for hedging purposes only. These transactions will include forward purchases or sales of foreign currencies for the purpose of protecting the U.S. dollar value of securities denominated in a foreign currency or protecting the U.S. dollar equivalent of interest or dividends to be paid on such securities. Forward contracts are traded in the inter-bank market, and not on organized commodities or securities exchanges.

RISK FACTORS IN OPTIONS AND FUTURES

To the extent a hedging transaction is effective, it will protect the value of the securities or currencies which are hedged but may reduce or eliminate the potential for gain. The effectiveness of a hedge depends, among other things, on the correlation between the price movements of the hedging vehicle and the hedged items, but these correlations generally are imperfect. A hedging transaction may produce a loss as a result of such imperfect correlations or for other reasons. The risks of trading futures contracts

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
also include the risks of inability to effect closing transactions or to do so at favorable prices; consequently, losses from investing in futures contracts are potentially unlimited. The risks of option trading include possible loss of the entire premium on purchased options and inability to effect closing transactions at favorable prices. The extent to which a Portfolio can benefit from investments involving options and futures contracts may also be limited by various tax rules. Favorable results from options and futures transactions may depend on the investment adviser's ability to predict correctly the direction of securities prices, interest rates and other economic factors.

FOREIGN SECURITIES AND CURRENCIES

All of the Portfolios may invest in foreign securities. For these purposes, "foreign securities" are securities of foreign issuers that are not traded in U.S. markets. Each of the Portfolios may invest in American depositary receipts and securities of foreign issuers that are traded in U.S. markets. These securities may involve certain of the risks described below for foreign securities.

Investments in foreign securities may involve a higher degree of risk because of limited publicly available information, non-uniform accounting, auditing and financial standards, reduced levels of government regulation of foreign securities markets, difficulties and delays in transaction settlements, lower liquidity and greater volatility, withholding or confiscatory taxes, changes in currency exchange rates, currency exchange control regulations and restrictions on and the costs associated with the exchange of currencies and expropriation, nationalization or other adverse political or economic developments. It may also be more difficult to obtain and enforce a judgment against a foreign issuer or enterprise and there may be difficulties in effecting the repatriation of capital invested abroad. In addition, banking, securities and other business operations abroad may not be subject to regulation as rigorous as that applicable to similar activities in the United States. Further, there may be restrictions on foreign investment in some countries. Special tax considerations apply to foreign securities, and foreign brokerage commissions and other fees are generally higher than in the United States.

The Portfolios may buy and sell foreign currencies principally for the purpose of preserving the value of foreign securities or in anticipation of purchasing foreign securities.

SECURITIES LENDING

For purposes of realizing additional income, each Portfolio may lend securities with a value of up to 50% of its total assets to broker-dealers approved by the Board of Trustees. Any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by Alliance to be of good standing and will not be made unless, in the judgment of Alliance, the consideration to be earned from such loans would justify the risk.

PORTFOLIO TURNOVER

Portfolio turnover rates are set forth under "Financial Highlights." These rates of portfolio turnover may be greater than those of most other investment companies. A high rate of portfolio turnover involves correspondingly greater brokerage and other expenses than a lower rate, which must be borne by the Portfolio.

CERTAIN INVESTMENT RESTRICTIONS

The following restrictions apply to all of the Portfolios, unless otherwise stated, and are fundamental. Unless permitted by law, they will not be changed for any Portfolio without a vote of that Portfolio's shareholders. Additional investment restrictions appear in the SAI.

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                                 13                      The Hudson River Trust

Each Portfolio may make loans of portfolio securities not exceeding 50% of the value of that Portfolio's total assets. This restriction does not prevent a Portfolio from purchasing debt obligations in which a Portfolio may invest consistent with its investment policies, or from buying government obligations, short-term commercial paper or publicly traded debt, including bonds, notes, debentures, certificates of deposit, and equipment trust certificates, nor does this restriction apply to loans made under insurance policies or through entry into repurchase agreements to the extent they may be viewed as loans.

Each Portfolio elects not to "concentrate" investments in an industry, as that concept is defined under applicable federal securities laws. In general, this means that no Portfolio will make an investment in an industry if that investment would make the Portfolio's holdings in that industry exceed 25% of the Portfolio's total assets. Furthermore, the U.S. Government, its agencies and instrumentalities are not considered members of any industry for purposes of this restriction.

Each Portfolio intends to be "diversified," as that term is defined under applicable federal securities laws. In general, this means that no Portfolio will make an investment unless, when considering all its other investments, 75% of the value of the Portfolio's assets would consist of cash, cash items, U.S. Government securities, securities of other investment companies and other securities. For the purposes of this restriction, "other securities" are limited for any one issuer to not more than 5% of the value of the Portfolio's total assets and to not more than 10% of the issuer's outstanding voting securities.

MANAGEMENT OF THE TRUST

THE BOARD OF TRUSTEES

The Board of Trustees is responsible for the management of the business and affairs of the Trust as provided in the laws of the Commonwealth of Massachusetts and the Trust's Agreement and Declaration of Trust and By-laws.

THE INVESTMENT ADVISER

Alliance, the main office of which is located at 1345 Avenue of the Americas, New York, New York 10105, serves as investment adviser to the Trust pursuant to an investment advisory agreement, relating to each of the Portfolios, between the Trust and Alliance. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable.

Alliance is an investment adviser registered under the Investment Advisers Act of 1940 (the "Advisers Act"). Alliance, a leading international investment adviser, acts as an investment adviser to various separate accounts and general accounts of Equitable and other affiliated insurance companies. Alliance also provides investment advisory and management services to other investment companies and to endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

Alliance manages the day-to-day investment operations of the Trust and exercises responsibility for the investment and reinvestment of the Trust's assets. Alliance provides, without charge, personnel to the Trust to render such clerical, administrative and other services, other than investor services or accounting services, as the Trust may request.

The advisory fee payable by the Trust is at the following annual percentages of the value of each Portfolio's daily average net assets:

                                      FIRST           NEXT          NEXT           NEXT
                                  $750 MILLION    $750 MILLION   $1 BILLION    $2.5 BILLION   THEREAFTER
                                 -------------- --------------  ------------ --------------  ------------
Alliance Global.................      0.675%         0.600%         0.550%        0.530%         0.520%
Alliance Growth Investors ......      0.550%         0.500%         0.450%        0.425%         0.400%
Alliance Conservative
 Investors......................      0.475%         0.425%         0.375%        0.350%         0.325%

-------------------------------------------------------------------------------
The Hudson River Trust               14

THE PORTFOLIO MANAGERS

THE ASSET ALLOCATION SERIES

ALLIANCE CONSERVATIVE INVESTORS AND ALLIANCE GROWTH INVESTORS PORTFOLIOS

Robert G. Heisterberg has been the person principally responsible for the Alliance Conservative Investors and Alliance Growth Investors Portfolios' investment programs since February 12, 1996. Mr. Heisterberg, a Senior Vice President of Alliance and Global Economic Policy Analysis, has been associated with Alliance since 1977.

ALLIANCE GLOBAL PORTFOLIO

Bruce Calvert and Ronald L. Simcoe have been the persons principally responsible for the Alliance Global Portfolio's investment program, Mr. Calvert since 1998 and Mr. Simcoe since 1988. Mr. Calvert, the Vice Chairman and Chief Investment Officer of Alliance, has been associated with Alliance since 1973. Mr. Simcoe, a Vice President of Alliance, has been associated with Alliance since 1978.*
* Prior to July 22, 1993, with Equitable Capital Management Corporation ("Equitable Capital"). On that date Alliance acquired the business and substantially all of the assets of Equitable Capital and became the investment adviser to the Trust.

THE TRUST'S EXPENSES

The Trust pays all of its operating expenses not specifically assumed by Alliance. The expenses borne by the Trust include or could include taxes; brokerage commissions; interest charges; securities lending fees; fees and expenses of the registration or qualification of a Portfolio's securities under federal or state securities laws; fees of the Portfolio's custodian, transfer agent, independent accountants and legal counsel; all expenses of shareholders' and trustees' meetings; all expenses of the preparation, typesetting, printing and mailing to existing shareholders of prospectuses, prospectus supplements, statements of additional information, proxy statements, and annual and semi-annual reports; any proxy solicitor's fees and expenses; costs of fidelity bonds and Trustees' liability insurance premiums as well as extraordinary expenses such as indemnification payments or damages awarded in litigation or settlements made; any membership fees of the Investment Company Institute and similar organizations; costs of maintaining the Trust's corporate existence and the compensation of Trustees who are not directors, officers, or employees of Alliance or its affiliates. The following table, reflecting the Trust's estimated expenses, is based on information for the year ended December 31, 1997 and has been restated to reflect (i) the fees that would have been paid to Alliance if the present advisory agreement had been in effect as of January 1, 1997 and (ii) estimated accounting expenses for the year ended December 31, 1997.

                                           ALLIANCE      ALLIANCE
                             ALLIANCE    CONSERVATIVE     GROWTH
                              GLOBAL      INVESTORS     INVESTORS
TYPE OF EXPENSE             PORTFOLIO     PORTFOLIO     PORTFOLIO
---------------            ----------- --------------  -----------
Investment Advisory Fees       0.65%         0.48%         0.52%
Other Expenses ...........     0.08%         0.07%         0.05%
                           ----------- --------------  -----------
Total Expenses ...........     0.73%         0.55%         0.57%
                           =========== ==============  ===========

-------------------------------------------------------------------------------
                                 15                      The Hudson River Trust

Actual investment advisory fees, other expenses and total expenses for the year ended December 31, 1997 were as follows:

                                           ALLIANCE      ALLIANCE
                             ALLIANCE    CONSERVATIVE     GROWTH
                              GLOBAL      INVESTORS     INVESTORS
TYPE OF EXPENSE             PORTFOLIO     PORTFOLIO     PORTFOLIO
---------------            ----------- --------------  -----------
Investment Advisory Fees       0.61%         0.50%         0.52%
Other Expenses ...........     0.08%         0.07%         0.05%
                           ----------- --------------  -----------
Total Expenses ...........     0.69%         0.57%         0.57%
                           =========== ==============  ===========

TRANSACTIONS WITH AFFILIATES

In December 1984, Equitable acquired Donaldson, Lufkin & Jenrette, Inc. ("DLJ"). A DLJ subsidiary, Donaldson, Lufkin & Jenrette Securities Corporation, is one of the nation's largest investment banking and securities firms. Another DLJ subsidiary, Autranet, Inc., is a securities broker that markets independently originated research to institutions. Through the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corporation, DLJ supplies security execution and clearance services to financial intermediaries including broker-dealers and banks. To the extent permitted by law, the Trust may engage in securities and other transactions with the above entities or may invest in shares of the investment companies with which those entities have affiliations. The Investment Company Act generally prohibits the Trust from engaging in securities transactions with DLJ or its affiliates, as principal, unless pursuant to an exemptive order from the SEC. The Trust may apply for such exemptive relief. The Trust has adopted procedures, prescribed by Section 17(e)(2)(A) of the Investment Company Act and Rule 17e-1 thereunder, which are reasonably designed to provide that any commissions it pays to DLJ or its affiliates do not exceed the usual and customary broker's commission. In addition, the Trust will adhere to Section 11(a) of the Securities Exchange Act of 1934 and any applicable rules thereunder governing floor trading. The Trust has adopted procedures permitting it to purchase securities, under certain restrictions prescribed by an SEC rule, in a public offering in which DLJ or an affiliate is an underwriter.

YEAR 2000

Many computer software systems in use today cannot properly process date-related information relating to periods from and after January 1, 2000. Should any of the computer systems employed by the Trust's major service providers fail to process this type of information properly, that could have a negative impact on the Trust's operations and services that are provided to the Trust's shareholders. Alliance has advised the Trust that it is reviewing all of its computer systems with the goal of modifying or replacing such systems prior to January 1, 2000, to the extent necessary to foreclose any such negative impact. In addition, Alliance has been advised by the Trust's custodian that it is also in the process of reviewing its systems with the same goal. As of the date of this prospectus, the Trust and Alliance have no reason to believe that these goals will not be achieved. Similarly, the values of certain of the portfolio securities held by the Trust may be adversely affected by the inability of the securities' issuers or of third parties to process this type of information properly.

DESCRIPTION OF THE TRUST'S SHARES

CHARACTERISTICS

The Board of Trustees has authority to issue an unlimited number of shares of beneficial interest, without par value. The Trust is divided into fourteen portfolios, each of which has Class IA and Class IB shares. The Board of Trustees may establish additional Portfolios and additional classes of shares. Each share of each class of a Portfolio shall be entitled to one vote (or fraction thereof in respect of a fractional share) on matters on which such shares (or class of shares) shall be entitled to vote. Shareholders of each Portfolio vote together on any matter, except to the extent otherwise required by the Investment Company Act, or when the Board of Trustees of the Trust have determined that the matter affects only

-------------------------------------------------------------------------------
The Hudson River Trust                  16
the interest of shareholders of one or more classes, in which case only the shareholders of such class or classes shall be entitled to vote thereon. Any matter shall be deemed to have been effectively acted upon with respect to each Portfolio if acted upon as provided in Rule 18f-2 under the Investment Company Act, or any successor rule, and in the Trust's Agreement and Declaration of Trust. The Trust is not required to hold annual shareholder meetings, but special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies or approving an investment advisory agreement.

Under the Trust's multi-class system, shares of each class of a Portfolio represent equal pro rata interests in the assets of that Portfolio and, generally, shall have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (1) each class shall have a different designation; (2) each class of shares shall bear its "Class Expenses"; (3) each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangements; (4) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (5) each class may have separate exchange privileges, although exchange privileges are not currently contemplated; and (6) each class may have different conversion features, although a conversion feature is not currently contemplated. Expenses currently designated as "Class Expenses" by the Trust's Board of Trustees under the plan pursuant to Rule 18f-3 are currently limited to payments to the Distributor pursuant to the Distribution Plan for Class IB shares.

PURCHASE AND REDEMPTION

EQ Financial Consultants, Inc., formerly Equico Securities, Inc. ("EQ Financial"), a wholly-owned subsidiary of Equitable, is the principal underwriter of the Class IA shares of the Trust. EQ Financial's address is 1755 Broadway, New York, New York 10019. The Trust will offer and sell its shares without a sales charge, at each Portfolio's net asset value per share. The price at which a purchase is effected is based on the next calculation of net asset value after an order is placed by an insurance company investing in the Trust. Net asset value per share is calculated for purchases and redemption of shares of each Portfolio by dividing the value of total Portfolio assets, less liabilities (including Trust expenses, which are accrued daily), by the total number of shares of that Portfolio outstanding. The net asset value per share of each Portfolio is determined each business day at 4:00 p.m. Eastern time. Values are not calculated on national business holidays.

All shares may be redeemed in accordance with the Trust's Agreement and Declaration of Trust and By-Laws. Shares will be redeemed at their net asset value. Sales and redemptions of shares of the same class by the same shareholder on the same day will be netted. All redemption requests will be processed and payment with respect thereto will be made within seven days after tenders.

The Trust may also suspend redemption, if permitted by the Investment Company Act, for any period during which the New York Stock Exchange is closed or during which trading is restricted by the SEC or the SEC declares that an emergency exists. Redemption may also be suspended during other periods permitted by the SEC for the protection of the Trust's shareholders.

HOW ASSETS ARE VALUED

Values are determined according to accepted accounting practices and all laws and regulations that apply. The assets of each Portfolio are generally valued as follows, as further described in the SAI:

   o Stocks and debt securities which mature in more than 60 days are valued on the basis of market quotations.

   o Foreign securities not traded directly, or in American Depositary Receipt or similar form, in the United States are valued at representative quoted prices in the currency of the country of origin. Foreign currency amounts are translated into U.S. dollars at the bid price last quoted by a composite list of major U.S. banks.

   o Short-term debt securities in the Portfolios which mature in 60 days or less are valued at amortized cost, which approximates market value.

-------------------------------------------------------------------------------
                                17                       The Hudson River Trust

   o Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued in good faith by the Valuation Committee of the Board of Trustees using its best judgment.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Under current federal income tax law, the Trust believes that each Portfolio is entitled, and the Trust intends that each Portfolio shall qualify each year and elect, to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). As a regulated investment company, a Portfolio will not be subject to federal tax on its net investment income and net realized capital gains to the extent such income and gains are timely distributed to its insurance company shareholders. Accordingly, each Portfolio intends to distribute all of its net investment income and net realized capital gains to its shareholders. An insurance company which is a shareholder of a Portfolio will generally not be taxed on distributions from that Portfolio. All dividend distributions will be reinvested in full and fractional shares of the Portfolio to which they relate.

Although the Trust intends that it and the Portfolios will be operated so that they will have no federal income or excise tax liability, if any such liability is nevertheless incurred, the investment performance of the Portfolio or Portfolios incurring such liability will be adversely affected. In addition, Portfolios investing in foreign securities and currencies may be subject to foreign taxes which could reduce the investment performance of such Portfolios.

In addition to meeting investment diversification rules applicable to regulated investment companies under Subchapter M of the Internal Revenue Code, because the Trust funds certain types of Contracts, each Portfolio is also subject to the investment diversification requirements of Subchapter L of the Internal Revenue Code. Were any Portfolio to fail to comply with those requirements, owners of Contracts (other than "pension plan contracts") funded through the Trust would be taxed immediately on the accumulated investment earnings under their Contracts and would thereby lose any benefit of tax deferral. Compliance is therefore carefully monitored by the investment adviser.

Certain additional tax information appears in the SAI.

For more information regarding the tax implications for owners of Contracts investing in the Trust, refer to the prospectuses for those products.

INVESTMENT PERFORMANCE

Each Portfolio may illustrate in advertisements or sales materials its average annual total return, which is the rate of growth of the Portfolio that would be necessary to achieve the ending value of an investment kept in the Portfolio for the period specified and is based on the following assumptions: (1) all dividends and distributions by the Portfolio are reinvested in shares of the Portfolio at net asset value, and (2) all recurring fees are included for applicable periods.

Each Portfolio may also illustrate in advertisements or sales materials its cumulative total return for several time periods throughout the Portfolio's life based on an assumed initial investment of $1,000. Any such cumulative total return for each Portfolio will assume the reinvestment of all income dividends and capital gains distributions for the indicated periods and will include all recurring fees.

These performance figures are based on historical earnings and are not intended to indicate future performance. Nor do they reflect fees and charges imposed under the Contracts, which fees and charges will reduce such performance figures; therefore, these figures may be of limited use for comparative purposes. No Portfolio will use information concerning its investment performance in advertisements or sales materials unless appropriate information concerning the relevant separate account is also included.

-------------------------------------------------------------------------------
The Hudson River Trust             18

                                  APPENDIX A

DESCRIPTION OF BOND RATINGS

Bonds are considered to be "investment grade" if they are in one of the top four ratings.

S&P's ratings are as follows:

   o Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

   o Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

   o Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

   o Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

   o Debt rated BB, B, CCC, CC or C is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse debt conditions.

   o The rating C1 is reserved for income bonds on which no interest is being paid.

   o Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody's ratings are as follows:

   o Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   o Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

   o Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

   o Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

-------------------------------------------------------------------------------
                               A-1                       The Hudson River Trust

   o Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   o Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   o Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   o Bonds which are rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

   o Bonds which are rated C are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies modifiers to each rating classification from Aa through B to indicate relative ranking within its rating categories. The modifier "1" indicates that a security ranks in the higher end of its rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its rating category.

-------------------------------------------------------------------------------
The Hudson River Trust          A-2

                                  APPENDIX B

PERFORMANCE INFORMATION

The following tables provide performance results for The Hudson River Trust Portfolios, net of investment management fees and direct operating expenses of the Trust, together with comparative benchmarks, including both unmanaged market indexes and universes of managed portfolios. The unmanaged market indexes do not reflect any asset-based charges for investment management or other expenses, which are inapplicable to these benchmarks. The rates of return shown for the Portfolios are not an estimate or guarantee of future investment performance and do not take into account charges applicable to the Contracts or imposed at the separate account level. The ultimate change in Contract values will depend not only on the performance of the Portfolios at the underlying Trust level, but also on the insurance and administrative charges, applicable sales charges, and the mortality and expense risk charge applicable under such Contracts. These Contract charges effectively reduce the dollar amount of any net gains and increase the dollar amount of any net losses.

The Lipper averages are contained in Lipper's survey of the performance of a large number of mutual funds. This survey is published by Lipper Analytical Services, Inc., a firm recognized for its reporting of performance of actively managed funds. According to Lipper, performance data are presented net of investment management fees, direct operating expenses and, for funds with Rule 12b-1 plans, asset-based sales charges. Performance data for funds which assess sales charges in other ways do not reflect deductions for sales charges. Performance data shown for the Portfolios does not reflect deduction for sales charges (which are assessed at the policy level). This means that to the extent that asset-based sales charges deducted by some funds have lowered the Lipper averages, the performance data shown for the Portfolios appears relatively more favorable than the performance data for the Lipper averages.

The performance results presented below are based on Portfolio percent changes in net asset values with dividends and capital gains reinvested. Similarly, the market indexes have been adjusted, where necessary, to reflect the benefit of reinvestment of income, dividends and capital gains. Cumulative rates of return reflect performance over a stated period of time. Annualized rates of return represent the rate of growth that would have produced the corresponding cumulative return had performance been constant over the entire period.

From time to time the Trust and/or its shareholders may include in reports or in advertising material descriptions of general economic and market conditions affecting the Trust and/or its shareholders and may compare the performance of the Trust's Portfolios with (1) that of other insurance company separate accounts, if appropriate, or mutual funds included in the rankings prepared by Lipper or similar investment services that monitor the performance of insurance company separate accounts or mutual funds, (2) other appropriate indices of investment securities and averages for peer universes of funds which are described in this prospectus, or (3) data developed by the Trust and/or its shareholders derived from such indices or averages.

Each Portfolio's performance may also be compared to the performance of other mutual funds by Morningstar, Inc. which ranks mutual funds on the basis of historical risk and total return. Morningstar rankings are calculated using the mutual fund's average annual return for certain periods and a risk factor that reflects the mutual fund's performance relative to three-month Treasury bill monthly returns. Morningstar's rankings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a mutual fund as a weighted average for 3-, 5-and 10-year periods. If the fund scores in the top 10% of its class it receives 5 stars; if it falls in the next 22.5% it receives 4 stars; a place in the middle 35% earns it 3 stars; those in the next 22.5% receive 2 stars; and the bottom 10% get 1 star.

The Lehman Treasury Bond Index ("Lehman Treasury") represents an unmanaged group of securities consisting of all currently offered public obligations of the U.S. Treasury intended for distribution in the domestic market.

-------------------------------------------------------------------------------
                                B-1                      The Hudson River Trust

The Standard and Poor's 500 Composite Stock Price Index ("S&P 500") represents an unmanaged weighted index of 500 industrial, transportation, utility, and financial companies, widely regarded by investors as representative of the stock market.

The Lehman Government/Corporate Bond Index ("Lehman Gov't Corp.") represents an unmanaged group of securities widely regarded by investors as representative of the bond market.

The Morgan Stanley Capital International World Index ("MSCI World") is an arithmetic, market value-weighted average of the performance of over 1,300 securities listed on the stock exchanges of twenty foreign countries and the United States.

The Merrill Lynch High Yield Master Index ("ML Master") represents an unmanaged group of securities widely regarded by investors as representative of the high yield bond market.

The "blended" performance numbers (e.g., 50% S&P 400/50% Russell 2000) in all cases assume a static mix of the two indices.

The dates as of which funds were first allocated to the Portfolios are as follows: the Alliance Global Portfolio on August 27, 1987; and the Alliance Conservative Investors and Alliance Growth Investors Portfolio on October 2, 1989. In the "Since Inception" columns of Table I and Table II below, the performance of each Portfolio and its comparative indices is measured from the date for the Lipper Global Funds Average, from August 28, 1987.

The Trust's Portfolios serve as the underlying investment vehicles for Contracts. Shares of these Portfolios cannot be purchased directly. Shares of the Portfolios of the Trust are purchased by corresponding investment divisions of insurance company separate accounts. Refer to the attached Contract prospectus for further information about your Contract including a description of all charges and expenses.

                                   TABLE I
                          ANNUALIZED RATES OF RETURN
                       PERIODS ENDING DECEMBER 31, 1997

                                                                                                         SINCE
PORTFOLIO/BENCHMARKS                  1 YEAR    3 YEARS   5 YEARS    10 YEARS   15 YEARS    20 YEARS   INCEPTION
                                     -------- ---------  --------- ----------  ---------- ----------  -----------
ALLIANCE CONSERVATIVE INVESTORS  ...   13.25%    12.79%     8.79%        --        --          --         9.53%
Lipper Flexible Portfolio Average  .   18.69     19.44     13.14         --        --          --        12.15
70% Lehman Treasury/30% S&P 500 ....   16.71     17.18     11.87         --        --          --        11.39
-----------------------------------  -------- ---------  --------- ----------  ---------- ----------  -----------
ALLIANCE GROWTH INVESTORS...........   16.87     18.48     13.17         --        --          --        15.73
Lipper Flexible Portfolio Average  .   18.69     19.44     13.14         --        --          --        12.15
70% S&P 500/30% Lehman Gov't Corp.     26.28     25.64     17.02         --        --          --        14.48
-----------------------------------  -------- ---------  --------- ----------  ---------- ----------  -----------
ALLIANCE GLOBAL ....................   11.66     14.99     16.15      13.74        --          --        11.70
Lipper Global Mutual Funds Average .   13.04     15.20     13.76      11.50        --          --         9.10
MSCI World .........................   15.76     16.62     15.34      10.57        --          --         8.22
-----------------------------------  -------- ---------  --------- ----------  ---------- ----------  -----------

-------------------------------------------------------------------------------
The Hudson River Trust           B-2

                                   TABLE II
                          CUMULATIVE RATES OF RETURN
                       PERIODS ENDING DECEMBER 31, 1997

                                                                                                         SINCE
PORTFOLIO/BENCHMARKS                  1 YEAR    3 YEARS   5 YEARS    10 YEARS   15 YEARS    20 YEARS   INCEPTION
-----------------------------------  -------- ---------  --------- ----------  ---------- ----------  -----------
ALLIANCE CONSERVATIVE INVESTORS ....   13.25%    43.47%     52.41%        --       --          --        111.92%
Lipper Flexible Portfolio Average  .   18.69     71.00      86.52         --       --          --        160.04
70% Lehman Treasury/30% S&P 500  ...   16.71     60.91      75.18         --       --          --        143.55
-----------------------------------  -------- ---------  --------- ----------  ---------- ----------  -----------
ALLIANCE GROWTH INVESTORS...........   16.87     66.31      85.66         --       --          --        233.71
Lipper Flexible Portfolio Average...   18.69     71.00      86.52         --       --          --        160.04
70% S&P 500/30% Lehman Gov't Corp...   26.28     98.32     119.42         --       --          --        205.24
-----------------------------------  -------- ---------  --------- ----------  ---------- ----------  -----------
ALLIANCE GLOBAL.....................   11.66     52.06     111.38     262.34       --          --        214.27
Lipper Global Mutual Funds Average..   13.04     53.69      92.92     205.52       --          --        151.76
MSCI World .........................   15.76     58.59     104.13     173.01       --          --        126.45
-----------------------------------  -------- ---------  --------- ----------  ---------- ----------  -----------

                                  TABLE III
                            ANNUAL RATES OF RETURN

                              ALLIANCE      ALLIANCE
YEAR ENDING     ALLIANCE    CONSERVATIVE     GROWTH
DECEMBER 31      GLOBAL      INVESTORS     INVESTORS
-------------  ---------- --------------  -----------
1988..........    10.9
1989..........    26.7           3.1%*          .0%*
1990..........    -6.1           6.3          10.7
1991..........    30.5          19.8          48.8
1992..........    -0.5           5.6           4.9
1993..........    32.1          10.8          15.3
1994..........     5.2          -4.1          -3.2
1995..........    18.8          20.4          26.4
1996..........    14.6           5.2          12.6
1997 .........    11.7          13.3          16.9
-------------  ---------- --------------  -----------

------------
*Unannualized from the inception date described in the Prospectus through the end of the calendar year indicated.

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                               B-3                       The Hudson River Trust